                                                                    Ex-99.(h)(4)


                     EATON VANCE INSURED MUNICIPAL BOND FUND

                            AUCTION PREFERRED SHARES
                             4,740 SHARES, SERIES A
                             4,740 SHARES, SERIES B
                             4,740 SHARES, SERIES C
                             4,740 SHARES, SERIES D
                             4,740 SHARES, SERIES E
                             LIQUIDATION PREFERENCE
                                $25,000 PER SHARE


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                October 29, 2002

Salomon Smith Barney Inc.
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
Prudential Securities Incorporated
Wachovia Securities, Inc.
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         Eaton Vance Insured Municipal Fund, a Massachusetts business trust (the "Fund"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 4,740 shares of its Auction Preferred Shares, Series A, 4,740 shares of its Auction Preferred Shares, Series B, 4,740 shares of its Auction Preferred Shares, Series C, 4,740 shares of its Auction Preferred Shares, Series D and 4,740 shares of its Auction Preferred Shares, Series E (the "Preferred Shares" or "Shares"), par value $.01 per share, with a liquidation preference of $25,000 per share. The Shares will be authorized by, and subject to the terms and conditions of, the Statement Establishing and Fixing the Rights and Preferences of Auction Preferred Shares (the "Statement") in the form filed as an exhibit to the registration statement referred to in Section 1 of this agreement. Eaton Vance Management, a Massachusetts business trust (the "Adviser"), is the Fund's investment adviser. This is to confirm the agreement concerning the purchase of the Shares from the Fund by Salomon Smith Barney Inc. (the "Representative"), UBS Warburg LLC, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated and Wachovia Securities, Inc. (each an "Underwriter", and together with the Representative, the "Underwriters"). The Representative has been duly authorized by each of the Underwriters to execute this Underwriting Agreement (the "Agreement") on behalf of such Underwriters and has been duly authorized to act hereunder on behalf of each of the Underwriters.

         Collectively, the Investment Advisory Agreement dated as of July 25, 2002 between the Fund and the Adviser (the "Investment Advisory Agreement"); the Auction Agency Agreement dated as of [date], 2002 between the Fund and [Auction Agent] (the "Auction Agency Agreement") the Administration Agreement dated July 25, 2002 between the Fund and the Adviser (the "Administration Agreement"); the Master Custodian Agreement dated as of July 25, 2002 between the Fund and Investors Bank & Trust Company (the "Custodian Agreement") and the Transfer Agency and Service Agreement dated as of July 25, 2002 between the Fund and PFPC, Inc. (the "Transfer Agency Agreement") are hereinafter referred to as the "Fund Agreements." This Underwriting Agreement is hereinafter referred to as the "Agreement."

     1. REGISTRATION STATEMENT AND PROSPECTUS.The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the published rules and regulations of the Commission promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File No. 333-_____) under the 1933 Act and the 1940 Act (collectively, the "Registration Statement"), including a prospectus (including any statement of additional information) relating to the Shares. The Fund has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented, at the time it became effective prior to the execution of this Agreement and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed an abbreviated Registration Statement to register an additional amount of shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus (and the statement of additional information) in the forms included in the Registration Statement or, if the prospectus (and the statement of additional information) included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act and, all references to the Prospectus shall be deemed to include, without limitation, the prospectus (and the statement of additional information) and the term sheet, taken together provided to the Underwriters by the Fund in reliance on Rule 434 under the 1933 Act and filed with the Commission pursuant to Rule 497(h) under the 1933 Act. The term "Prepricing Prospectus" as used in this Agreement means the prospectus (and the statement of additional information) subject to completion in the forms included in the Registration Statement at the time of the filing of the pre-effective amendment No. 1 to the registration statement under the 1933 Act with the Commission on [date], 2002, and as such prospectus (and the statement of additional information) shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (and statement of additional information) relating to the Fund other than the Prospectus approved in writing by or directly or indirectly prepared by the Fund or the Adviser; it being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriters unless approved in writing by the Fund or the Adviser. The terms "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements incorporated by reference therein.

     The Fund has furnished the Underwriters with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Prepricing Prospectus.

     2. AGREEMENTS TO SELL AND PURCHASE. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Fund and the Adviser herein contained and subject to all the terms and conditions set forth herein, the Underwriters agree, severally and not jointly, to purchase from the Fund at a purchase price per share of $________ per Share, the number of Preferred Shares set forth opposite the names of the Underwriters in Schedule I hereto.

     3. TERMS OF PUBLIC OFFERING.The Fund and the Adviser have been advised by the Underwriters that the Underwriters propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Underwriters' judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

     4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR.

     Delivery to the Underwriters of and payment to the Fund for the Shares shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 9:30 A.M., New York City time, on October 31, 2002 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between the Representative and the Fund.

     The certificate evidencing the Shares shall be delivered to and registered at The Depository Trust Company against payment of the purchase price therefor in immediately available funds.

     5. AGREEMENTS OF THE FUND AND THE ADVISER. The Fund and the Adviser, jointly and severally, agree with the Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will endeavor to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing when the Registration Statement or such post-effective amendment has become effective.

          (b) The Fund will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes,
     (iii) of receipt by the Fund, the Adviser, any affiliate of the Fund or the Adviser or any representative or attorney of the Fund or the Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Adviser or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Fund will furnish to the Underwriters, without charge, three signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to the Underwriters, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriters may request.

          (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus, or any sales material (as herein defined), of which the Underwriters shall not previously have been advised or to which the Underwriters shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") or the 1940 Act, without delivering a copy of such information, documents or reports to the Underwriters prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to the Underwriters, without charge, in such quantities as the Underwriters have requested, copies of each form of the Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer, the Fund will expeditiously deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers, without charge, a reasonable number of copies thereof. In the event that the Fund and the Representative agree that the Registration Statement or the Prospectus should be amended or supplemented, the Fund, if requested by the Representative, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period ending not later than 15 months after the effective date of the Registration Statement as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

          (h) During the period of five years hereafter, the Fund will furnish to the Underwriters (i) as soon as available, a copy of each report of the Fund mailed to stockholders or filed with the Commission or furnished to the American Stock Exchange (the "AMEX") other than reports on Form N-SAR, and (ii) from time to time such other information concerning the Fund as the Underwriters may reasonably request.

          (i) The Fund will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

          (j) The Fund will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise the Representative of the time and manner of such filing.

          (k) Except as provided in this Agreement, the Fund will not sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 120 days after the date of the Prospectus, without the prior written consent of the Representative.

          (l) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, neither the Fund nor the Adviser has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares.

          (m) The Fund will use its best efforts to cause the Preferred Shares, prior to the Closing Date, to be assigned a rating of `Aaa' by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Rating Group ("S&P" and, together with Moody's, the "Rating Agencies").

          (n) The Fund and the Adviser will use their best efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

     6. REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE ADVISER. The Fund and the Adviser, jointly and severally, represent and warrant to the Underwriters that:

          (a) Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the applicable provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The Registration Statement, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to the Underwriters furnished to the Fund in writing by or on behalf of the Underwriters expressly for use therein.

          (c) All the outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued by the Fund, are fully paid and nonassessable and are free of any preemptive or similar rights, except that, as set forth in the Registration Statement, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for its obligations; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon issuance thereof by the Fund, except as stated above, and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the shares of beneficial interest of the Fund conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

          (d) The Fund has been duly formed, is validly existing as a business trust under the laws of the Commonwealth of Massachusetts, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus (and any amendment or supplement to either of them), and the Fund is duly licensed and qualified to conduct its business in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such licensing and qualification, except where failure to be so licensed and qualified would not have a material adverse effect on the Fund.

          (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required by the 1933 Act, the 1940 Act or the Rules and Regulations and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (f) The Fund is not in violation of its Declaration of Trust, as amended (the "Declaration"), the Statement, or by-laws (the "By-Laws") or other organizational documents (together, the "Organizational Documents") of the Fund or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund or in breach or default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

          (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the securities or Blue Sky laws of various jurisdictions and the filing of the Statement with the Secretary of State of the Commonwealth of Massachusetts which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

          (h) The accountants, Deloitte & Touche LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

          (i) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) present fairly the financial position, results of operations and changes in the financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

          (j) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

          (k) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as enforcement of rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, liquidation, receivership, conservatorship, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or a law) and fair dealing.

          (l) Except as disclosed in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not, other than in the ordinary course of business, entered into any transaction, incurred any liability or obligation, direct or contingent, or entered into any transaction, that is material to the Fund and there has not been any change in the shares of beneficial interest, or material increase in the short-term debt or long-term debt of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and the Administration Agreement.

          (m) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such Permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such Permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such Permits contains any restriction that is materially burdensome to the Fund.

          (n) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that

               (i) transactions in portfolio securities are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code");

               (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations;

               (iii) access to assets is permitted only in accordance with management's general or specific authorization; and

               (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (o) The conduct by the Fund of its business does not require the Fund to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

          (p) The Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

          (q) As required by Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is currently in compliance with the requirements to qualify as a regulated investment company under the Code; the Fund intends to direct investment of the proceeds of the offering in such manner as to continue to comply with the requirements of Subchapter M of the Code.

          (r) The Fund's [Common Shares] (as defined in the Prospectus) are duly listed on the American Stock Exchange ("AMEX").

          (s) The Fund has not distributed and, prior to the later to occur of
     (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

(t) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

          (u) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Shares (collectively, "Sales Material") complied and comply in all material respects to the Fund's and Adviser's best knowledge with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were so filed. No such Sales Material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (v) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the rules and the Advisers Act Rules and Regulations.

          (w) No holder of any security of the Fund has any right to require registration of common shares of beneficial interest, preferred shares of beneficial interest or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

          (x) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus and that is not so disclosed.

          (y) The Fund has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Fund is not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where failure to file would not have a material adverse effect on the Fund.

          (z) The Fund has filed in a timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (aa) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed on Schedule I hereto.

     7. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser represents and warrants to the Underwriters as follows:

          (a) The Adviser has been duly formed, is validly existing as a business trust under the laws of the Commonwealth of Massachusetts, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Adviser is duly licensed and qualified to do business in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such licensing and qualification, except where failure to be so licensed and qualified would not have a material adverse effect on the Adviser.

          (b) The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Investment Advisory Agreement for the Fund as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding, or any facts or circumstances of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

          (c) The Adviser has full power and authority to enter into this Agreement and the Investment Advisory Agreement, the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Investment Advisory Agreement have been duly and validly authorized by the Adviser and this Agreement and the Investment Advisory Agreement have been duly executed and delivered by the Adviser and constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (d) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Investment Advisory Agreement.

          (e) The description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (f) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that reasonably should be expected to result in any material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Adviser or that reasonably should be expected to have a material, adverse effect on the ability of the Adviser to fulfill its obligations hereunder or under the Investment Advisory Agreement.

          (g) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Adviser or the Fund and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, business prospects, properties, net assets or results of operations of the Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (h) The Adviser has such Permits as are necessary to own its property and to conduct its business in the manner described in the Prospectus; the Adviser has fulfilled and performed all its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such Permit.

          (i) This Agreement and the Investment Advisory Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (j) Neither the execution, delivery or performance of this Agreement or the Investment Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the corporate charter or by-laws, or other organizational documents, of the Adviser, except where the failure to obtain such consent, approval, authorization or other order of, or make such registration or filing, or such conflict, breach or default would not have a material adverse effect on the financial condition, business, properties, net assets or result of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement or
     (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except where such conflict, breach, default or violation would not have a material adverse effect on the financial condition, business, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency, except such orders which do not have a material adverse effect on the financial condition, business, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (k) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Adviser has not taken and will not take, directly or indirectly, any action designed to or that might or should reasonably be expected to cause or result in or which will constitute, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

          (l) The Adviser is not in violation of its corporate charter or by-laws, or other organizational documents, in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body.

          (m) In the event that the Fund or the Adviser makes available any promotional materials regarding the Fund intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

     8. INDEMNIFICATION AND CONTRIBUTION.

          (a) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any Sales Material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriters furnished in writing to the Fund by or on behalf of the Underwriters expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of the Underwriters (or to the benefit of any person controlling the Underwriters) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriters to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Adviser may otherwise have.

          (b) If any action, suit or proceeding shall be brought against the Underwriters or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Adviser, the Underwriters or such controlling person shall promptly notify the Fund or the Adviser and the Fund or the Adviser shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriters or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of the counsel shall be at the expense of the Underwriters or such controlling person unless (i) the Fund or the Adviser have agreed in writing to pay such fees and expenses, (ii) the Fund and the Adviser have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the

     Underwriters or such controlling person and the Fund or the Adviser and the Underwriters or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriters or such controlling person).

          It is understood, however, that the Fund and the Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to not more than one local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all the Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representative and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund or the Adviser, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Underwriters, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, liability, damage or expense by reason of such settlement or judgment.

          (c) The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Fund and the Adviser, their trustees, directors, any officers of the Fund who sign the Registration Statement and any person who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Underwriters, but only with respect to information relating to the Underwriters furnished in writing by or on behalf of the Underwriters expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to either of them). If any action, suit or proceeding shall be brought against the Fund or the Adviser, any of their trustees, directors, any such officer or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to either of them) and in respect of which indemnity may be sought against the Underwriters pursuant to this paragraph (c), the Underwriters shall have the rights and duties given to the Fund by paragraph (b) above (except that if the Fund or the Adviser shall have assumed the defense thereof the Underwriters shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriters' expense) and the Fund and the Adviser, their trustees, directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses

               (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares or

               (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total sales load received by the Underwriters in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
     Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters, the Fund, the Adviser or their trustees, directors or officers or any person controlling the Fund or the Adviser, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement.

          A successor to the Underwriters or any person controlling the Underwriters, or to the Fund, the Adviser, their directors, partners or officers, or any person controlling the Fund or the Adviser shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

     9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS.The several obligations of the Underwriters to purchase the Shares hereunder are subject to, in the good faith judgment of the Underwriters, the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Adviser contained herein on and as of the date hereof, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto) and the Closing Date; to the accuracy and completeness of all statements made by the Fund, the Adviser or any of their officers in any certificate delivered to the Representative or its counsel pursuant to this Agreement and to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by the Underwriters and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to
     Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, the Adviser or the Underwriters, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets, or results of operations of the Fund or the Adviser not contemplated by the Prospectus, which in the Underwriters' opinion would materially, adversely affect the market for the Shares, or
     (ii) any event or development relating to or involving the Fund or the Adviser or any officer or director of the Fund or the Adviser which makes any statement made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Underwriters' opinion, materially adversely affect the market for the Shares.

          (c) The Fund shall have furnished to the Representative as soon as practicable from the Closing Date a report showing compliance with the asset coverage requirements of the 1940 Act and a [Basic Maintenance Report] (as defined in the Statement), in form and substance satisfactory to the Representative.

          (d) Kirkpatrick & Lockhart LLP, counsel to the Fund, shall have furnished to the Representative on the Closing Date their opinion addressed to the Underwriters and dated the Closing Date, to the effect that:

               (i) The Fund is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) and is duly registered and qualified to conduct its business in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Fund;

               (ii) All of the shares of beneficial interest of the Fund outstanding prior to the issuance of the Shares have been duly authorized and validly issued and are fully paid and nonassessable, except that, as described in the Prospectus under the heading, "Description of Capital Structure," shareholders of the Fund may under certain circumstances be held personally liable for its obligations;

               (iii) The Shares have been duly authorized by the Fund for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable, except that, as set forth in the Registration Statement, shareholders of a Massachusetts business trust may under certain circumstances be held liable for its obligations, and are free of any statutory preemptive rights. Except as set forth in the Declaration and the Statement, there are no restrictions upon the transfer of any Shares pursuant to the Declaration or By-Laws of the Fund or to the best of counsel's knowledge, any agreement or other outstanding instrument to which the Fund is a party. The form of certificate evidencing the Shares complies as to form with all requirements of Massachusetts law;

               (iv) The description of the authorized shares of beneficial interest of the Fund contained under the caption "Description of Common Shares" in the Prospectus conforms in all material respects as to legal matters to the terms thereof contained in the Fund's Declaration. The statements in the first two paragraphs under the caption "Certain Provisions in the Declaration of Trust" in the Prospectus, to the extent that they constitute descriptions of Massachusetts law, are in summary form accurate in all material respects. The description of the Shares contained under the captions ["Description of Preferred Shares" and "The Auction"] in the Prospectus conforms in all material respects as to legal matters to the terms thereof contained in the Fund's Declaration and Statement;

               (v) The Outstanding Common Shares, as defined in the Prospectus, have been duly authorized by the Fund and validly issued, are fully paid and nonassessable, except that, as set forth in the Registration Statement, shareholders of a Massachusetts business trust may under certain circumstances be held liable for its obligations, and are free of any statutory preemptive rights;

               (vi) The Registration Statement is effective under the 1933 Act and was filed under the 1940 Act; any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made within the time periods required by Rule 497; no stop-order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and to such counsel's knowledge, no proceeding for any such purpose has been instituted or is pending or threatened by the Commission;

               (vii) The Fund's notification of registration as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"), the Registration

          Statement and the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective issue dates (except the financial statements and other financial data contained therein, as to which we express no opinion) complies as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

               (viii) The statements made in the Prospectus under the captions ["The Auction," "Description of Preferred Shares" and "Additional Information Concerning the Auctions for Preferred Shares,"] insofar as they purport to summarize the provisions of the Statement or other documents or agreements specifically referred to therein, constitute accurate summaries of the terms of the Statement or such other documents;

               (ix) The statements made in the Prospectus under the caption "Prospectus Summary -- Taxation" and "Tax Matters -- Federal Income Tax Matters" (except the statements made under the captions "Tax Matters" and APPENDIX D to the statement of additional information, as to which counsel expresses no opinion), insofar as they constitute matters of law or legal conclusions, have been reviewed by such counsel and constitute accurate statements of any such matters of law or legal conclusions, and fairly present the information called for with respect thereto by Form N-2;

               (x) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened in writing against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus, but are not described therein as required;

               (xi) The Underwriting Agreement and the Fund Agreements have each been duly and validly authorized, executed and delivered by the Fund, each complies with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the rules and regulations thereunder, and each constitutes the valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms;

               (xii) The Fund is registered under the 1940 Act as a closed-end non-diversified management investment company; the provisions of the Declaration, Statement and By-Laws of the Fund and the investment policies and restrictions described in the Prospectus do not violate the requirements of the 1940 Act in any material respect;

               (xiii) To the best of such counsel's knowledge, no person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations;

               (xiv) None of the issuance and sale of the Shares by the Fund pursuant to the Underwriting Agreement, the execution and delivery of the Underwriting Agreement or any of the Fund Agreements by the Fund, or the performance by the Fund of the transactions contemplated in the Underwriting Agreement or any of the Fund Agreements (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the National Association of Securities Dealers, Inc., or any national securities exchange or governmental body or agency any arbitrator or federal court or court of The Commonwealth of Massachusetts (except (1) any, the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Fund; (2) such as may have been obtained prior to the date hereof; and (3) such as may be required for compliance with the American Stock Exchange or state securities or blue sky laws of various jurisdictions in accordance with the Underwriting Agreement) or violates or will violate or constitutes or will constitute a breach of any of the provisions of the Organizational Documents of the Fund or (B) violates or will violate or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument known to such counsel to which the Fund is party or by which it or any of its properties may be bound, or violates any material federal or Commonwealth of Massachusetts statute, law, regulation, judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument known to such counsel to which the Fund is a party or by which any of its property or assets is bound. To the best of such counsel's knowledge, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency of the United States of America or The Commonwealth of Massachusetts;

               (xv) No holder of any security of the Fund has any right pursuant to any agreement known to such counsel to which the Fund is a party to require registration of shares of beneficial interest, shares of Preferred or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by the Underwriting Agreement;

               (xvi) To the best of such counsel's knowledge, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations; and

               (xvii) The Registration Statement and the Prospectus (and any amendment or supplement to either of them through the date of the opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations (except that no opinion need be expressed as to the financial statements and the notes thereto and the schedules and other financial and statistical data included therein as to which such counsel need not express any opinion);

               (xviii) To the knowledge of such counsel, (a) other than as described or contemplated in the Prospectus (or any amendment or supplement thereto through the date of the opinion), there are no actions, suits or other legal or governmental proceedings pending or expressly threatened against the Fund (through the date of the opinion) and (b) there are no material agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them through the date of the opinion) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

               (xix) To the knowledge of such counsel, the Fund (a) is not in violation of any order of a court, arbitrator, governmental, regulatory, self-regulatory or administrative agency having jurisdiction over the Fund; (b) is not the subject of a proceeding or investigation by any governmental, regulatory, self-regulatory or administrative agency having jurisdiction over the Fund; and (c) is not in violation of any provision of the federal securities laws or the rules and regulations thereunder, any provision of the laws of the Commonwealth of Massachusetts or any rules and regulations thereunder applicable to the Fund (other than its "blue sky" laws as to which such counsel may express no opinion) or the rules of the American Stock Exchange; and

               (xx) Such counsel shall state that it has participated in conferences with officers and employees of the Fund and the Adviser, representatives of the independent accountants for the Fund, the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although it is not passing upon, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the limited extent otherwise covered by paragraphs [(iii),
          (vii), (viii), and (xi) above], and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to its attention that would have led it to believe that (A) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading, (B) the Prospectus, as of its issue date contained or as of the Closing Date contains, an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or (C) the 1940 Act Notification as of [date], 2002 contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that in each case it expresses no opinion with respect to the financial statements, schedules and other financial information and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement.

          Such opinion shall also contain a statement that such counsel has no reason to believe that the 1940 Act Notification contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          In rendering such opinion, such counsel may limit such opinion to matters involving the application of the laws of the Commonwealth of Massachusetts and the United States. To the extent they deem proper and to the extent specified in such opinion, such counsel may rely upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to the Representatives; provided that (x) such reliance is expressly authorized by the opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (y) Kirkpatrick & Lockhart LLP states in their opinion that they believe that they and the Underwriters are justified in relying thereon.

          (e) James M. Wall, Esq., shall have furnished to the Representative on the Closing Date his opinion dated the Closing Date and addressed to the Underwriters, to the effect that:

               (i) The Adviser is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct its business in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Adviser;

               (ii) The Adviser is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the Rules and Regulations under such acts from acting for the Fund under the Investment Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto); there does not exist any proceeding or, to the best of such counsel's knowledge after reasonable investigation, any facts or circumstances the existence of which could lead to any proceeding that might adversely affect the registration of the Adviser with the Commission;

               (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Adviser, or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under the Underwriting Agreement and the Investment Advisory Agreement;


               (iv) To the best of such counsel's knowledge, the Adviser is not in violation of its corporate charter or by-laws, or other organizational documents, nor is the Adviser in default under any agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body;

               (v) The Underwriting Agreement and the Investment Advisory Agreement have each been duly and validly authorized, executed and delivered by the Adviser, each complies with all applicable provisions of the 1940 Act and the Advisers Act and the 1940 Act Rules and Regulations and the Advisers Act Rules and Regulations and each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vi) The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (vii) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Adviser or the Fund and that is required to be disclosed in the Registration Statement or the Prospectus, and there has not been any material adverse change, or any development involving or that may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, assets or results of operations of the

          Adviser, whether or not arising in the ordinary course of business, or that, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under the Underwriting Agreement and the Advisory Management Agreement;

               (viii) Neither the execution, delivery or performance of the Underwriting Agreement or the Investment Management Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated in the Underwriting Agreement or the Investment Advisory Agreement (A) requires the Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions in accordance with the Underwriting Agreement) or conflicts or will conflict with, or constitutes or will constitute a breach of or a default under, the corporate charter or by-laws, or other organizational documents, of the Adviser or (B) conflicts or will conflict with, or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject;

               (ix) To the best of such counsel's knowledge, the Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency that would materially impede the Adviser's ability to perform its obligations under the Underwriting Agreement and the Investment Advisory Agreement;

               (x) The Fund is not in violation of any of its Organizational Documents or in material violation of any law, ordinance, administrative or governmental rule or regulation, of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in violation of any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound; and

               (xi) Such counsel shall state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to its attention that has caused it to believe that the Registration Statement as of the date it became effective or the Prospectus, as of its date and as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel does not express any opinion with respect to the financial statements and the notes thereto and the financial and statistical data included in the Registration Statement or the Prospectus.

          In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the Commonwealth of Massachusetts, the Delaware General Corporation Law statute and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Adviser as to laws of any jurisdiction other than the United States, the Commonwealth of Massachusetts and the Delaware General Corporation Law statute, provided that (x) each such local counsel is acceptable to the Representatives, (y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is in form and substance satisfactory to them and their counsel and (z) counsel shall state in his view that he believes that he and the Underwriters are justified in relying thereon.

          (f) The Representative shall have received on the Closing Date, an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to such matters as the Underwriters may require and the Fund, the Adviser and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. It is agreed that Simpson Thacher & Bartlett may rely on the opinions of James M. Wall and Kirkpatrick & Lockhart LLP to the extent those opinions relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts.

          (g) The Representative shall have received letters addressed to the Underwriters, and dated the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by counsel to the Underwriters.

          (h) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any Sales Material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, the Underwriters may be pending before or, to the knowledge of the Fund, the Adviser or the Underwriters or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives,

          (ii) there shall not have been any change in the shares of beneficial interest of the Fund nor any material increase in the short-term or long-term debt of the Fund (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (and any amendment or supplement thereto) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto);

          (iii) since the date of the Prospectus there shall not have been any material, adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Adviser;

          (iv) the Fund and the Adviser must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and

          (v) all of the representations and warranties of the Fund and the Adviser contained in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

          (i) The Fund shall have furnished to the Representative on the Closing Date a certificate, dated the Closing Date, of its President or a Vice President and its Controller or Treasurer stating that:

               (i) The representations, warranties and agreements of the Fund in
          Section 6 hereof are true and correct as of the Closing Date; the Fund has complied with all its agreements contained herein; and the conditions set forth in Section 9(a) have been fulfilled; and

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the date of its effectiveness (or the most recent post-effective amendment thereto), the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and on such Closing Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date of effectiveness of the Registration Statement (or the most recent post-effective amendment thereto), no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

          (j) The Adviser shall have furnished to the Representative on the Closing Date a certificate, dated the Closing Date, of its Chairman of the Board, President or a Vice President and its Controller or Treasurer stating that:

               (i) The representations, warranties and agreements of the Adviser in Sections 6 and 7 hereof are true and correct as of such Closing Date and the Adviser has complied with all its agreements contained herein; and

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the date of its effectiveness (or the most recent post-effective amendment thereto), the Registration Statement did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and on such Closing Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date of its effectiveness, (or the most recent post-effective amendment thereto) the Registration Statement, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

          (k) The Representative shall have received letters addressed to the Underwriters, and dated the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by the Representative.

          (l) Subsequent to the date of effectiveness of the Registration Statement (or the most recent post-effective amendment thereto), there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business or financial affairs of the Fund or the Adviser which, in the opinion of the Underwriters, would materially and adversely affect the market for the Shares.

          (m) Neither the Fund nor the Adviser shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (n) The Fund shall have delivered and the Underwriters shall have received evidence satisfactory to the Representative that the Preferred Shares are rated `Aaa' by Moody's and AAA by S&P as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to any outstanding shares of beneficial interest of the Fund by any Rating Agency.

          (o) The Fund and the Adviser shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Representative shall reasonably request (including certificates of officers of the Fund and the Adviser).

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Representative and the Underwriters' counsel.

          Any certificate or document signed by any officer of the Fund or the Adviser and delivered to the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund or the Adviser to each Underwriter as to the statements made therein.

     10. EXPENSES. The Fund agrees to pay the costs incident to the authorization, issuance, sale and delivery of the Shares to be sold by the Fund to the Underwriters and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the 1933 Act and 1940 Act of the Registration Statement and any amendments and exhibits thereto; the costs of preparing, printing and distributing the Registration Statement as originally filed and each amendment and any post-effective amendment thereto (including exhibits), any Prepricing Prospectus, the Prospectus and any amendment or supplement to the Prospectus; the costs of printing this Agreement and distributing the terms of agreements relating to the organization of any underwriting syndicate by mail, telex or other means of communication; the fees paid to Rating Agencies in connection with the rating of the Shares; the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in this Section and of preparing and printing a blue sky survey (including related fees and expenses of counsel to the Underwriters); the fees and expenses of the Auction Agent as set forth in the Auction Agency Agreement; and all other costs and expenses incident to the performance of the obligations of the Fund under this Agreement; provided that (i) the Fund, the Adviser and each Underwriter shall pay its own costs and expenses in attending any information meeting relating to the Fund, (ii) each Underwriter shall pay the costs and expenses of any sales material prepared by it in connection with the public offering of the Shares, (iii) the Underwriters shall pay the costs and expenses of any "tombstone" advertisements, and (iv) except as provided in this Section and in Section 5 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel and any transfer taxes on the Shares which they may sell.

          If notice shall have been given pursuant to Paragraph 12 terminating the Underwriters' obligations hereunder, or if the sale of the Shares provided for herein is not consummated because of any failure, refusal or inability on the part of the Fund or Adviser to perform any agreement on its part to be performed or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement, the Fund shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Fund shall pay the full amount thereof to the Underwriters; it being understood that the Fund shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares. If the Fund fails to reimburse the Underwriters for such fees and expenses, the Adviser shall upon demand, pay the full amount thereof to the Underwriters.

     11. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying the Underwriters, or by the Underwriters, by notifying the Fund.

          If either of the Underwriters shall fail or refuse to purchase Shares which it is obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter is obligated but fails or refuses to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, the non-defaulting Underwriter shall be obligated to purchase the Shares which such defaulting Underwriter is obligated, but fails or refuses, to purchase. If either of the Underwriters shall fail or refuse to purchase Shares which it is obligated to purchase on the Closing Date and the number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representative and the Fund for the purchase of such Shares by the non-defaulting Underwriter or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either the Representative or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

     Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     12. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Fund or the Adviser prior to delivery of and payment for the Shares, if at any time prior to such time (i) trading in the common shares of beneficial interests or other securities of the Fund shall have been suspended by the Commission or the AMEX or trading in securities generally on the New York Stock Exchange or the AMEX shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriters, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto). Notice of such termination may be given to the Fund or the Adviser by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     13. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph of the cover page and the [first and third] paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 6(b) and 8 hereof.

     14. MISCELLANEOUS. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Adviser, c/o Eaton Vance Corp. at 255 State Street, Boston, Massachusetts or (b) if to you, as Representatives of the Underwriters, at the office of Salomon Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

     This Agreement has been and is made solely for the benefit of the Underwriters, the Fund, the Adviser, their trustees, directors and officers and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriters of any of the Shares in his status as such purchaser.

     A copy of the Agreements and Declarations of Trust of the Fund and Adviser, respectively, are on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Trustees of the Fund and the Adviser, each as Trustees and not individually and that the obligations or arising out of this Underwriting Agreement are not binding upon any of the Trustees of the Fund and the Adviser, respectively, or beneficiaries of each individually but are binding only upon the assets and properties of the Fund.

     15. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement among the Fund and the Adviser and the Underwriters.


                                     Very truly yours,

                                     EATON VANCE INSURED MUNICIPAL BOND FUND



                                     By: ___________________________
                                            Title:



                                     EATON VANCE MANAGEMENT



                                     By: _____________________________
                                            Title:




The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.



SALOMON SMITH BARNEY INC.



By: ___________________________________
       Name:
       Title:

For itself and the other
Underwriters in Schedule I
to the foregoing Agreement

                                   SCHEDULE I



NAME OF UNDERWRITERS                                    NUMBER OF SHARES

Salomon Smith Barney Inc.
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
Prudential Securities Incorporated
Wachovia Securities, Inc.
                                                            --------
         Total